Exhibit 99.5



                    IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

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                                         :     Chapter 11
In re                                    :
                                         :
Diamond Brands Operating                 :     Case No. 01-1825 (RJN)
     Corp., et al.,                      :
                                         :
                           Debtors.      :     Jointly Administered :
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           TECHNICAL MODIFICATIONS TO JOINT PLAN OF REORGANIZATION
           -------------------------------------------------------

              The Joint Plan of Reorganization of Diamond Brands

Operating Corp. and its Debtor Affiliates Proposed by the Debtors and Jarden

Corporation (the "Plan"), and the Asset Purchase Agreement annexed to the

Plan (the "Purchase Agreement") are hereby modified by these Modifications dated as of January 29, 2003 (the "Modifications") by the above-captioned debtors and debtors-in-possession (the "Debtors"),(1) pursuant to section

1127(a) of the Bankruptcy Code, Rule 3019 of the Bankruptcy Rules, and

Section 11.4 of the Plan, as follows:



_______________________

(1) Capitalized terms not otherwise defined herein have the meanings given to them in the Plan.

              1. The Definition of "Additional Consideration" in Article I of

the Plan and Section 1.1 of the Purchase Agreement is amended and restated in its entirety as follows:


              "Additional Consideration" means, at the Purchaser's(2) election,

(i) $6,000,000 in cash payable by wire transfer of immediately available funds or (ii) freely tradeable shares of the Jarden Corporation's Common

Stock with an aggregate Fair Market Value of $6,000,000 as of the date of delivery, which shares prior to their issuance shall be listed for trading on the New York Stock Exchange like all other shares of Jarden Corporation, and either: (a) registered for resale under the Securities Act of 1933, or(b)

exempt from registration under the Securities Act of 1933, as amended,and state securities laws and Blue Sky laws, pursuant to Section 1145 of the

Bankruptcy Code, and Purchaser shall have received a "No-Action Letter" from the Division of Corporate Finance (the "Division") of the Securities and

Exchange Commission (the "SEC") to the effect that the Division will not recommend enforcement action to the SEC because (1) the Purchaser issued such shares pursuant to the Plan without registration under the Securities Act of

1933; or (2) such shares are resold without registration under the Securities

Act of 1933 by selling security holders who are neither affiliates of

Purchaser nor underwriters within the meaning of section 1145(b)(1) of the

Bankruptcy Code, and the certificates representing such shares shall not contain a legend indicating the existence of restrictions on the resale of such shares.


_______________

(2) The term "Purchaser" is used synonymously with the term "Buyer" in the Purchase Agreement for purposes of the Modifications.


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

              2. The Definition of "DBI Interests" in Article I of the Plan

is amended and restated in its entirety as follows:


              "DBI Interests" means the common stock of Diamond Brands

Incorporated, together with any other options, warrants, conversion rights,

rights of first refusal, or other rights, contractual or otherwise, to acquire or receive any common or preferred stock or other equity interest in

DBI, and any contracts, subscriptions, commitments or agreements pursuant to which a party was or could have been entitled to receive shares, securities,

or other ownership interests in DBI.

              3. The Definition of "Old Indentures" in Article I of the Plan

is amended and restated in its entirety as follows:


              "Old Indentures" means (a) the Indenture, dated as of April 21,

1998, between Diamond Brands Operating Corp. and State Street Bank and Trust

Company, as Indenture Trustee for the 10 1/8% Senior Subordinated Notes due

2008 issued by DBOC; and (b) the Indenture, dated as of April 21, 1998,

between Diamond Brands, Inc. and State Street Bank and Trust Company, as

predecessor Indenture Trustee, pursuant to which HSBC Bank USA is the successor Indenture Trustee for the 12 7/8% Senior Discount Notes due 2009

issued by DBI

              4. The Definition of "Plan Administrator" in Article I of the

Plan is amended and restated in its entirety as follows:

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


              "Plan Administrator" means the person designated by the Debtors and the Creditors' Committee prior to the Confirmation Date and approved by the Bankruptcy Court pursuant to the Confirmation Order to administer the

Plan (and, as appropriate, serve as liquidating trustee for any of the

Reorganized Debtors) in accordance with the terms of the Plan and the Plan

Administrator Agreement and to take such other actions as may be authorized under the Plan Administration Agreement, and any successor thereto.

              5. The Definition of "Reorganized Debtor(s)" in Article I of

the Plan is amended and restated in its entirety as follows:


              "Reorganized Debtor(s)" means, individually, any Reorganized

Debtor (and any successor thereto, including, without limitation, any liquidating trust or similar liquidating vehicle established with respect to the Debtors, excluding Jarden Corporation) and, collectively, all Reorganized

Debtors, on or after the Effective Date.

              6. The Definition of "Sharing Percentage" in Article I of the

Plan is amended and restated in its entirety as follows:


              "Sharing Percentage" means 50% of Allowed Administrative Claims paid after the date of the Purchase Agreement in Cash by the Purchaser at

Closing to the Debtors in excess of $3,000,000 but only up to $4,700,000;

provided, however, that (a) any such amounts not used by the Debtors or the

Reorganized Debtors within fifteen (15) months after Closing shall be returned to the Purchaser and (b) the Debtors or Reorganized Debtors will provide the Purchaser with a monthly accounting by the fifth day of each month that indicates (i) the identity of the holder of the Administrative

Claim paid; (ii) the date such Administrative Claim is paid; and (iii) the method of such payment.

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

              7. Section 4.2(a) of the Plan is amended and restated in its entirety as follows:

         The Purchase Price will be distributed as follows:

              (a) Cash Consideration


              After the Debtors have used all of their Cash at Closing to reduce their outstanding obligations under the DIP Loan Agreement, the Cash

Consideration will be paid directly to the DIP Lenders to the extent of the

Debtors' remaining outstanding indebtedness obligations, including all fees,

expenses, and charges as set forth in the DIP Loan Agreement, but excluding all accrued interest (which interest will be paid from the Debtors' Cash).

Any remaining Cash Consideration will be paid to the Debtors which will make all payments (including the setting aside of reserves to pay Disputed Claims and Allowed Claims which are to be paid after the Effective Date) required to be made under this Plan by the Debtors or the Disbursing Agent. On the

Effective Date, the Interest Rate Swap Agreement shall be terminated as of the close of the market on the Effective Date, and the Purchaser shall pay all amounts owing under and in connection with the Interest Rate Swap

Agreement (provided that the Termination Amount as defined in the Interest

Rate Swap Agreement shall be determined as follows: (i) prior to the

Confirmation Date, the Purchaser and Wells Fargo Bank, National Association

shall select five (5) national leading commercial banks (the "Confirmation

Banks") which each shall be directed to provide the parties with the

Termination Amount as of the close of the market (12:00 noon, Pacific

Standard Time) on the Effective Date, (ii) the highest and lowest figures


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


provided by the Confirmation Banks shall be disregarded, and the remaining three figures shall be averaged, (iii) the average of the three remaining figures provided by the Confirmation Banks as provided in (ii) herein shall be conclusively accepted by the parties as the Termination Amount to be paid by Purchaser), including fees, expenses and charges, including legal expenses.

              8. Section 4.4 of the Plan is amended and restated in its

entirety as follows:

        Section 4.4     Continued Corporate Existence


              Subject to the provisions of Section 4.1 of this Plan, and the

Restructuring Transactions contemplated in Section 4.7 of this Plan, the

Reorganized Debtors shall continue to exist after the Effective Date as separate corporate entities, in accordance with the applicable law in the respective jurisdictions in which they are incorporated and pursuant to their respective certificates or articles of incorporation and by-laws in effect prior to the Effective Date, except to the extent such certificates or articles of incorporation and by- laws are amended by the Plan or the

Purchase Agreement, for the limited purposes of (a) distributing all of the assets of the Debtors' Estates that are not Acquired Assets or Acquired

Product Lines and (b) providing the Purchaser with transition service pursuant to section 8.7 of the Purchase Agreement. As soon as practicable after the Plan Administrator exhausts the assets of the Debtors' Estates by making the final distribution of Cash under this Plan and the Plan

Administrator Agreement, the Plan Administrator shall (a) effectuate the dissolution of each Reorganized Debtor in accordance with the laws of the state of its incorporation and (b) resign as the sole officer and sole director of each Reorganized Debtor. Notwithstanding the foregoing, the Plan

Administrator shall not effectuate such dissolution of the Reorganized

Debtors before the earlier of (a) such time the Reorganized

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

Debtors satisfy any obligations under section 8.7 to provide the Purchaser with transition service and (b) one year after the Closing. Notwithstanding the foregoing, the Reorganized Debtors may be dissolved for tax purposes and form liquidating trusts or similar vehicles.


              9. Section 7.3(c) of the Plan is amended and restated in its entirety as follows:


              On the Effective Date, the distributions to be made under the

Plan to holders of Old Note Claims shall be made to the respective Indenture

Trustee, or where appropriate, to the Plan Administrator. Distributions to holders of Old Note Claims shall be made by the respective Indenture Trustees

(or, where appropriate, by the Plan Administrator), subject to the right of each Indenture Trustee to assert its Charging Lien against such distributions. All payments to holders of Old Note Claims shall only be made to such holders after the surrender by each such holder of the Old Note certificates representing such Old Note Claim, or in the event that such certificate is lost, stolen, mutilated or destroyed, upon the holder's compliance with the requirements set forth in Section 7.7(b). Upon surrender of such Old Note certificates, the Indenture Trustees (or, where appropriate,

the Plan Administrator) shall cancel and destroy the pertinent Old Notes. As soon as practicable after surrender of the Old Note certificates evidencing

Old Note Claims, the respective Indenture Trustees (or, where appropriate,

the Plan Administrator) shall distribute to the holder thereof such holder's

Pro Rata share of the distribution, but subject to the rights of each

Indenture Trustee to assert its Charging Lien against such distribution. Upon full satisfaction of each of the Indenture Trustee's Fees, the pertinent

Indenture Trustee's Charging Lien shall be released. Nothing herein shall be deemed to impair, waive or discharge either Indenture Trustee's Charging Lien for any unpaid fees and expenses. To the extent that either Indenture Trustee provides services related to distributions pursuant to the Plan, such

Indenture Trustee will receive from the Reorganized Debtors, without further court approval, reasonable compensation for such services and reimbursement

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

of reasonable expenses incurred in connection with such services. These payments will be made on terms agreed to between the pertinent Indenture

Trustee and the Reorganized Debtors.

              With respect to the Additional Consideration, with the consent of the Plan Committee, any securities distributed by the Purchaser may,

subsequent to their distribution, be liquidated by the Plan Administrator into Cash and distributed in lieu of such securities in the discretion of the

Plan Administrator.

              10. The Plan is amended and restated to include the addition of

Section 7.3(d) as follows:


              Notwithstanding any other provision of the Plan or the Plan

Administrator Agreement, the Plan Administrator (a) shall have no obligation to make distributions or payments of fractions of dollars, and whenever any payment of a fraction of a dollar under the Plan would otherwise be called for, the actual payment made shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars being rounded down and

(b) except as specifically required otherwise in any order of the Bankruptcy

Court, shall have no obligation to make a distribution on account of an

Allowed Claim from any reserve or account (i) to any holder of an Allowed

Claim if the aggregate amount of all distributions authorized to be made from all such Reserves or accounts on the Quarterly Distribution Date in question is less than $250,000, in which case such distributions shall be deferred to the next Quarterly Distribution Date, or (ii) to a specific holder of an

Allowed Claim if the amount to be distributed to that holder on the particular Distribution Date is less than $50.00, unless such distribution constitutes the final distribution to such holder.

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

              11. Section 7.9 of the Purchase Agreement is amended and

restated in its entirety as follows:

              7.9 Excluded Real Property


              The Debtors agree that the covenants contained in Section 7.1 hereof shall apply to the Excluded Real Property. The Debtors further agree that the Buyer shall have the right to cause the Debtors to dispose of the

Excluded Real Property on or prior to four (4) months (the "Gap Period")

after the Closing and to control all aspects of such disposition including,

without limitation, (i) the hiring of real estate brokers, (ii) the negotiation of price and other terms of sale for any parcel of the Excluded

Real Property, and (iii) directing a donation of any parcel of the Excluded

Real Property. Any proceeds received by the Debtors in connection with the disposition of any of the Excluded Real Property whether by sale,

condemnation or otherwise and whether received prior to or after the Closing,

shall be Acquired Assets for all purposes of this Agreement. At the Buyer's direction, the Debtors will promptly execute any documents the Buyer reasonably requests to effectuate the disposition of the Excluded Real

Property, including, without limitation, purchase and sale agreements, deeds,

transfer declarations and closing statements. In addition, the Debtors shall obtain all necessary sale orders from the Bankruptcy Court to effectuate such dispositions of the Excluded Real Property. If on or prior to four (4) months after the Closing (the "Subject Date") the Excluded Real Property is not

disposed of pursuant to this Agreement, at the Debtors' request, the Buyer shall take title to the Excluded Real Property within ten (10) Business Days of the Subject Date . The Buyer shall use commercially reasonable efforts to cause the Reorganized Debtors to dispose of the Excluded Real Property on or prior to the Subject Date, and the Reorganized Debtors shall use reasonable cooperation with the Buyer with respect to these efforts.


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


              With respect to the Gap Period, the Debtors and the Buyer shall enter into agreements (including, without limitation, leases) on or prior to

Closing which provide that the Buyer shall be liable for all taxes,

insurance, day to day operations and shutdown costs, and liabilities

(including, without limitation, environmental liabilities) with respect to the Excluded Real Property during the Gap Period, but only to the extent such liabilities are incurred and arise during the Gap Period. In addition, the

Buyer shall assume all wages and wage equivalents (including severance obligations, if any) with respect to employees employed by the Buyer at the

Excluded Real Property locations.

              12. Section 11.20(a) of the Plan is amended and restated in its entirety as follows:

              11.20     Termination of Litigation

              (a) Interest Rate Swap Agreement Adversary Proceeding.


              As of the Effective Date, the Confirmation Order shall

constitute a final, non-appealable judgment in favor of Wells Fargo Bank,

N.A. in the adversary proceeding commenced by Wells Fargo against DBOC seeking reformation of that certain Interest Rate Swap Agreement dated May 7,

1998 (Adversary Case No. 01-8981). This Plan operates to dismiss with prejudice on the Effective Date all Claims, complaints, objections,

litigation and Causes of Action against Wells Fargo Bank, N.A., and the other

Lenders arising out of or related to the Interest Rate Swap Agreement.

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

                  13. All references to schedule 2.1.1.5 in Sections 6.1(a),

6.2 and 6.3 of the Plan shall be modified by Exhibit A to the Debtors' Motion for Order Approving the Form and Manner of Notice of the Proposed

Assumptions and Proposed Cure Amounts, filed on December 30, 2002.



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

Dated:    Wilmington, Delaware
          January 29, 2003


                                    Timothy R. Pohl
                                    Rena M. Samole
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                            & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois  60606
                                    (312) 407-0700

                                    - and -


                                    /s/ Patricia A.  Widdoss
                                    ____________________________________
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Patricia A.  Widdoss (I.D. No. 3786)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                            & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                    Attorneys for Diamond Brands
                                    Operating Corp. and its
                                    Debtor Affiliates.



                                                     (Continued on Next Page)




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


                                    JARDEN CORPORATION CONSENT
                                    TO THE MODIFICATIONS:


                                    /s/ Rachel L. Werkheiser
                                    __________________________________________
                                    Laura Davis Jones, Esq. (I.D. No. 2436)
                                    Rachel L. Werkheiser, Esq. (I.D. No. 3753)
                                    Pachulski, Stang, Ziehl, Young
                                      & Jones, P.C.
                                    919 North Market Street
                                    Suite 1600
                                    Wilmington, DE 19801

                                            - and -

                                    Gary R. Silverman, Esq.
                                    Matthew N. Kleiman, Esq.
                                    Geoffrey Richards, Esq.
                                    Kirkland & Ellis
                                    200 East Randolph Drive
                                    Chicago, IL 60601

                                    Co-Counsel for Jarden Corporation




                                                     (Continued on Next Page)



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

                                    CREDITORS' COMMITTEE CONSENT
                                    TO THE MODIFICATIONS:


                                    /s/ Elio Battista
                                    __________________________________
                                    Elio Battista, Jr. (I.D. No. 3814)
                                    Blank Rome LLP
                                    Chase Manhattan Center
                                    1201 Market Street, Suite 800
                                    Wilmington, DE 19801
                                    (302) 425-6400

                                         - and -

                                    Raymond L. Shapiro
                                    Michael B. Schaedle
                                    Blank Rome LLP
                                    One Logan Square
                                    Philadelphia, PA 19103
                                    (215) 569-5500


                                    Counsel to the Statutory Committee of
                                      Unsecured Creditors of Diamond Brands,
                                      Incorporated, et al.



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